                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, For Use of the Commission
                                                  Only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                 NETEGRITY, INC.
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                (Name of Registrant as Specified in Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

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    (2)   Aggregate number of securities to which transaction applies:

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    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)   Proposed maximum aggregate value of transaction:

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    (5)   Total fee paid:

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    [ ]   Fee paid previously with preliminary materials:
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    [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:

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    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4)   Date Filed:

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


This filing consists of a letter sent to Netegrity employees on October 28, 2004.

TO:       Team Netegrity

FROM:     Barry Bycoff

RE:       Update on Acquisition

DATE:     October 28, 2004

In my memo to you last Friday I indicated that once we had any new information on the status of our filings we would inform you. In that regard, because the SEC staff did not formally review our preliminary proxy statement, we were able to mail a final proxy statement to our shareholders yesterday and thereby enabling us to set November 23 as the date for our Shareholder Meeting. At this meeting, we will ask our shareholders to adopt the merger agreement with Computer Associates. With an approval from the shareholders we will have met a major milestone in moving forward with the closing.

We expect that the additional foreign tax and antitrust filings will be completed by the end of this week. Once the waiting periods associated with these filings have passed, we believe at this time that we will be on track for a late November or early December closing. We will provide further information on the timing as we receive it.

Many of you have asked if we expect any integration activities to begin before the closing. Based on the legal requirements, it is expected that integration activities will not begin until after the closing. I assure you that if this changes or if we hear any further information on the status of the remaining filings that we will communicate it to you as soon as possible.

Regards,
Barry

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Netegrity by Computer Associates. In connection with the proposed merger, Netegrity filed a definitive proxy statement with the SEC on October 26, 2004, and Computer Associates and Netegrity will each be filing other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, Netegrity's stockholders and investors are urged to read the definitive proxy statementas well as any other relevant documents carefully in their entirety because they will contain important information about the proposed transaction. The definitive proxy statement on file with the SEC and other relevant material (when they become available), and any other documents filed by Computer Associates or Netegrity with the SEC will be available free of charge at the SEC's Web site, www.sec.gov. Stockholders in Netegrity can obtain the definitive proxy statement and other documents free of charge by directing their requests to Netegrity, Inc., 201 Jones Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary, (781) 890-1700 or by contacting Georgeson Shareholder Communications Inc., Netegrity's proxy solicitor, toll-free at (888) 350-3512.

PARTICIPANTS IN SOLICITATION

Computer Associates and its directors and executive officers, and Netegrity and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Netegrity common stock in respect of the proposed transaction. Information about the directors and executive officers of Computer Associates is set forth in the proxy statement for Computer Associates' 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Netegrity is set forth in the proxy statement for Netegrity's 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2004. Additional information regarding the interests of potential participants is included in the definitive proxy statement on file with the SEC and other relevant documents filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.